UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 10, 2006

(Date of earliest event reported: July 18, 2005)

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-21052	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the current report on Form 8-K dated July 20, 2005 and the Form 8-K/A dated September 29, 2005 to supplement the Item 9.01(b) Pro Forma Financial Information.

Item 9.01 Financial Statements and Exhibits

(b)   Pro Forma Financial Information.

Attached as Exhibit 99.1 are the unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2005, that gives effect to the acquisition of The Holmes Group, Inc. (“THG”) and related financings.

(d)   Exhibit. The following Exhibit is filed herewith as part of this report:

Exhibit	Description
99.1	The unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2005, that gives effect to the acquisition of THG and related financings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2006

JARDEN CORPORATION

By:	/s/ Desiree DeStefano
	Name:	Desiree DeStefano
	Title:	Executive Vice President of Finance

EXHIBIT INDEX

Number	Exhibit
99.1	The unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2005, that gives effect to the acquisition of THG and related financings.